EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.   McLoughlin,   Chairman  of  Phoenix  Equity  Series  Fund  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 4, 2003                    /s/PHILIP R. MCLOUGHLIN
     -------------------------------      --------------------------------------
                                          Philip R. McLoughlin, Chairman
                                          (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Equity Series Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 4, 2003                    /s/NANCY G. CURTISS
     -------------------------------      --------------------------------------
                                          Nancy G. Curtiss, Treasurer
                                          (principal financial officer)